Exhibit 99.1

World Omni Auto Receivables Trust 2019-A

Asset-Backed Notes, Series 2019-A

Sample Receivable Agreed-Upon Procedures

Report To:

World Omni Auto Receivables LLC

World Omni Financial Corp.

11 January 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

World Omni Auto Receivables LLC

World Omni Financial Corp.

190 Jim Moran Boulevard

Deerfield Beach, Florida 33442

Re:	World Omni Auto Receivables Trust 2019-A (the “Issuing Entity”)

Asset-Backed Notes, Series 2019-A (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by World Omni Auto Receivables LLC (the “Depositor”), World Omni Financial Corp. (the “Sponsor”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), Barclays Capital Inc. (“Barclays”), MUFG Securities Americas Inc. (“MUFG”) and TD Securities (USA) LLC (“TD Securities,” together with the Depositor, Sponsor, BofA Merrill Lynch, Barclays and MUFG, the “Specified Parties”), solely to assist the Depositor with respect to certain information relating to a pool of fixed rate retail installment sale contracts (the “Receivables”) used to finance new and used automobiles and light-duty trucks relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled “WOR2019-A.txt” and the corresponding record layout and decode information (the “Cutoff Date Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to certain fixed rate retail installment sale contracts (the “Cutoff Date Receivables”) as of 11 December 2018 (the “Cutoff Date”),
ii.	Labeled “woart2019-A_tapeSM.txt” and the corresponding decode information (the “Base Loan Listing”) that the Sponsor, on behalf of the Depositor, indicated contains a list of account numbers (each, a “Loan Number”) relating to the Base Receivables (as defined in Attachment A),
iii.	Labeled “Make and Model Mapping Toyota.xlsx” and the corresponding decode information (the “Vehicle Make and Vehicle Model Mapping File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to the vehicle make and vehicle model corresponding to each Upsize Receivable (as defined in Attachment A) and
iv.	Labeled “2019-A.Vehicle_Make_and_Type_Mapping.xls” and the corresponding record layout and decode information (the ”Manufacturer and Product Segment Mapping File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to the vehicle manufacturer and product segment corresponding to each Upsize Receivable,
b.	Imaged copies of:
i.	The retail installment sale contract, retail installment sale contract correction notice, address change correction form or other related documents (collectively and as applicable, the “Contract”),
ii.	Certain printed screen shots and account summary information from the Sponsor’s loan servicing system (collectively, the “System Screen Shots”),
iii.	The certificate of title, electronic title, application for title, or other related documents (collectively and as applicable, the “Title”),
iv.	The agreement to furnish an insurance policy, the agreement to provide insurance, the agreement to provide accidental physical damage insurance or other related documents (collectively and as applicable, the “Insurance Agreement”) and
v.	The borrower credit application (the “Credit Application,” together with the Contract, System Screen Shots, Title and Insurance Agreement, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A),

c.	Instructions, assumptions and methodologies (collectively, the “FICO Score Methodology”), which are shown on Exhibit 1 to Attachment A, that the Sponsor, on behalf of the Depositor, indicated relate to the calculation of the adjusted FICO score (the “Adjusted FICO Score”) for each Upsize Receivable,
d.	The list of relevant characteristics (the “Sample Characteristics”) on the Upsize Data File (as defined in Attachment A), which is shown on Exhibit 2 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Cutoff Date Data File, Base Loan Listing, Vehicle Make and Vehicle Model Mapping File, Manufacturer and Product Segment Mapping File, Source Documents, FICO Score Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Adjusted Data File (as defined in Attachment A), Upsize Data File or Base Data File (as defined in Attachment A). We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Cutoff Date Data File, Base Loan Listing, Vehicle Make and Vehicle Model Mapping File, Manufacturer and Product Segment Mapping File, Source Documents, FICO Score Methodology, Adjusted Data File or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Cutoff Date Receivables, Upsize Receivables, Base Receivables or Receivables (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

11 January 2019

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we removed the Cutoff Date Receivables from the Cutoff Date Data File that did not have an ABS ID value of “314,” as shown on the Cutoff Date Data File.

The Cutoff Date Data File, as adjusted, is hereinafter referred to as the “Adjusted Data File” and the Cutoff Date Receivables on the Adjusted Data File are hereinafter referred to as the “Upsize Receivables.” The Sponsor, on behalf of the Depositor, indicated that the Upsize Receivables are expected to be representative of the Receivables.

2.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Upsize Receivable on the Adjusted Data File with the corresponding:
a.	Adjusted FICO Score, which we calculated using the FICO Score Methodology,
b.	Vehicle make and vehicle model information on the Vehicle Make and Vehicle Model Mapping File and
c.	Vehicle manufacturer and product segment information on the Manufacturer and Product Segment Mapping File.

The Adjusted Data File, as adjusted, is hereinafter referred to as the “Upsize Data File.”

3.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 135 Upsize Receivables from the Upsize Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Upsize Data File.

For the purpose of the procedures described in this report, the 135 Sample Receivables are referred to as Sample Receivable Numbers 1 through 135.

4.	For each Sample Receivable, we:

a.	Compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Upsize Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 2 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was in agreement.

b.	Observed that the corresponding Contract contained truth-in-lending disclosure information.

Attachment A Page 2 of 2

4.	(continued)

c.	Observed that “World Omni Financial Corp.,” “World Omni Finance Corp.” or “World Omni Financial Group” was the named lien holder or owner on the Title, or that the lien holder had assigned the vehicle securing the Sample Receivable to “World Omni Financial Corp.,” “World Omni Finance Corp.” or “World Omni Financial Group” on the Title, subject to the additional instruction provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph.

For the purpose of this procedure, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

d.	Observed the existence of an Insurance Agreement.

e.	Observed the existence of a Credit Application.

5.	For each Upsize Receivable on the Upsize Data File, we compared the Loan Number, as shown on the Upsize Data File, to the corresponding Loan Number, as shown on the Base Loan Listing, and noted that:
a.	All of the fixed rate retail installment sale contracts included on the Base Loan Listing were included on the Upsize Data File,
b.	9,400 of the Upsize Receivables included on the Upsize Data File were not included on the Base Loan Listing (the “Removed Upsize Receivables”) and
c.	29 of the Removed Upsize Receivables were Sample Receivables (the “Removed Sample Receivables”).

The Removed Sample Receivables are Sample Receivable Numbers 1, 2, 8, 12, 23, 27, 31, 32, 36, 39, 47, 55, 56, 57, 64, 65, 67, 84, 88, 96, 102, 104, 110, 114, 116, 117, 120, 127 and 133.

6.	As instructed by the Sponsor, on behalf of the Depositor, we removed the Removed Upsize Receivables from the Upsize Data File. The Upsize Data File, as adjusted, is hereinafter referred to as the “Base Data File” and the Upsize Receivables on the Base Data File are hereinafter referred to as the “Base Receivables.” The Sponsor, on behalf of the Depositor, indicated that the Base Receivables are expected to be representative of the Receivables.

Exhibit 1 to Attachment A

FICO Score Methodology

For the purpose of calculating the Adjusted FICO Score for each Upsize Receivable on the Adjusted Data File, the Sponsor, on behalf of the Depositor, instructed us to perform the following calculation:

1.	For each Upsize Receivable with an App Fico Score value greater than 0, as shown on the Adjusted Data File, use the App Fico Score value, as shown on the Adjusted Data File.

2.	For each remaining Upsize Receivable, use the Coapp Fico Score value, as shown on the Adjusted Data File.

Exhibit 2 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Upsize Data File Field Name	Source Document(s)	Note(s)
Loan Number	Account Number	Contract	i.
Customer name	Customer Name	Contract	ii., iii.
State	State	Contract
New/Used	New/Used Indicator	Contract	iv.
Make	Make	Contract	ii.
Model	Model	Contract	ii., v.
Model year	Year	Contract
Contract interest rate	Contract Interest Rate	Contract	vi.
Original contract amount	Original Contract Amount	(a) Contract or (b) Contract and recalculation	vii.
Monthly payment amount	Principal and Interest Payment	Contract	viii.
Original term	Original Term of Contract	Contract
First payment date	First Payment Due Date	Contract	ix.
Contract date	Contract Date	Contract
Adjusted FICO score	Adjusted FICO Score	System Screen Shots	x.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

iii.	For the purpose of comparing the customer name Sample Characteristic for each Sample Receivable (except for Sample Receivable Number 85), the Sponsor, on behalf of the Depositor, instructed us to use the customer name in the buyer name and address section of the Contract (and in accordance with note ii. above).

For the purpose of comparing the customer name Sample Characteristic for Sample Receivable Number 85, the Sponsor, on behalf of the Depositor, instructed us to use the customer name in the co-buyer name and address section of the Contract (and in accordance with note ii. above).

Exhibit 2 to Attachment A

Notes: (continued)

iv.	For the purpose of comparing the new/used Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a new/used value of “N,” as shown on the Upsize Data File, if the corresponding new/used value was “DEMO,” as shown on the Contract.

v.	For the purpose of comparing the model Sample Characteristic for each Sample Receivable with a model year value of “2017” or “2019,” as shown on the Upsize Data File, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the model, as shown on the Upsize Data File, agreed with the corresponding value, as shown on the Contract, in accordance with the following decode table (and in accordance with note ii. above):

Upsize Data File Value	Source Document Value

Yaris iA	Scion iA
Corolla iM	Scion iM
86	Scion FR-S

vi.	For the purpose of comparing the contract interest rate Sample Characteristic for each Sample Receivable (except for the Florida/Georgia Dealer Sample Receivables (as defined in the succeeding paragraph of this note vi.)), the Sponsor, on behalf of the Depositor, instructed us to use the annual percentage rate, as shown on the Contract.

For the purpose of comparing the contract interest rate Sample Characteristic for each Sample Receivable with a:

a.	Dealership state value of “FL” or “GA” and
b.	Loan processing fee (prepaid finance charge) value other than “N/A” or “0.00,”

both as shown on the Contract (each, a “Florida/Georgia Dealer Sample Receivable”), the Sponsor, on behalf of the Depositor, instructed us to use the base rate value, as shown on the Contract.

Exhibit 2 to Attachment A

Notes: (continued)

vii.	For the purpose of comparing the original contract amount Sample Characteristic for each Sample Receivable (except for the Florida/Georgia Dealer Sample Receivables), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document, subject to the instruction provided by the Sponsor, on behalf of the Depositor, described in the final paragraph of this note vii.

For the purpose of comparing the original contract amount Sample Characteristic for each Florida/Georgia Dealer Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original contract amount as the sum of the:

a.	Loan processing fee (prepaid finance charge) and
b.	Amount financed,

both as shown on the Contract, subject to the instruction provided by the Sponsor, on behalf of the Depositor, described in the final paragraph of this note vii.

For the purpose of comparing the original contract amount Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

viii.	For the purpose of comparing the monthly payment amount Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

ix.	For the purpose of comparing the first payment date Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the first payment date value, as shown on the Upsize Data File, is the 1st or 2nd of the month following a first payment date value that falls on the 29th, 30th or 31st day of the month, as shown on the Contract.

x.	For the purpose of comparing the adjusted FICO score Sample Characteristic for each Sample Receivable (except for the Sample Receivables described in the succeeding paragraph of this note x.), the Sponsor, on behalf of the Depositor, instructed us to note agreement if the Adjusted FICO Score value, as shown on the Upsize Data File, agreed to at least one FICO score, as shown on the System Screen Shots. We performed no procedures to reconcile any differences that may exist between multiple FICO scores that are shown on the System Screen Shots.

We were instructed by the Sponsor, on behalf of the Depositor, not to compare the adjusted FICO score Sample Characteristic for Sample Receivables with an Adjusted FICO Score value of “0,” as shown on the Upsize Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 3 to Attachment A

Sample Characteristic Difference

Sample Receivable Number	Sample Characteristic	Upsize Data File Value	Source Document Value

98	First payment date	12/25/2018	12/26/2018